Exhibit 99.1

TOYOTA FINANCIAL SERVICES 1 Presentation Materials for Investors February 2022

TOYOTA FINANCIAL SERVICES 2 Disclaimer • This presentation includes certain “forward - looking statements” within the meaning of The U.S. Private Securities Litigation Reform Act of 1995. • These statements are based on current expectations and currently available information. • Actual results may differ materially from these expectations due to certain risks, uncertainties and other important factors, including the risk factors set forth in the most recent annual and periodic reports of Toyota Motor Corporation and Toyota Motor Credit Corporation. • We do not undertake to update the forward - looking statements to reflect actual results or changes in the factors affecting the forward - looking statements. • This presentation does not constitute an offer to sell or a solicitation of an offer to purchase any securities. Any offer or sale of securities will be made only by means of a prospectus and related documentation. • Investors and others should note that we announce material financial information using the investor relations section of our corporate website ( http://www.toyotafinancial.com ) and SEC filings. We use these channels, press releases, as well as social media to communicate with our investors, customers and the general public about our company, our services and other issues. While not all of the information that we post on social media is of a material nature, some information could be material. Therefore, we encourage investors, the media, and others interested in our company to review the information we post on the Toyota Motor Credit Corporation Twitter Feed ( http://www.twitter.com/toyotafinancial ). We may update our social media channels from time to time on the investor relations section of our corporate website.

TOYOTA FINANCIAL SERVICES 3 Disclaimer • This presentation includes certain “forward - looking statements” within the meaning of The U.S. Private Securities Litigation Ref orm Act of 1995. • These statements are based on current expectations and currently available information. • Actual results may differ materially from these expectations due to certain risks, uncertainties and other important factors, in cluding the risk factors set forth in the most recent annual and periodic reports of Toyota Motor Corporation and Toyota Motor Credit Corporation (“TMCC”). • We do not undertake to update the forward - looking statements to reflect actual results or changes in the factors affecting the f orward - looking statements. • This presentation does not constitute or form part of and should not be construed as, an offer to sell or issue or the solici tat ion of an offer to purchase or subscribe for securities of TMCC in any jurisdiction or an inducement to enter into investment activity in any jurisdiction. Neither this presentation no r a ny part thereof, nor the fact of its distribution, shall form the basis of, or be relied on in connection with, any contract or commitment or investment decision whatsoever. Any offer or sal e o f securities by TMCC will be made only by means of a prospectus and related documentation. • Investors and prospective investors in securities of TMCC are required to make their own independent investigation and apprai sal of the business and financial condition of TMCC and the nature of its securities. This presentation does not constitute a recommendation regarding securities of TMCC. Any prospe cti ve purchaser of securities in TMCC is recommended to seek its own independent financial advice. • This presentation and its contents are directed only at and may only be communicated to (a) persons in member states of the E uro pean Economic Area who are “qualified investors” within the meaning of Article 2 of the Prospectus Regulation (EU) 2017/1129 and (b) persons in the United Kingdom who are “qu ali fied investors” within the meaning of Article 2 of the Prospectus Regulation (EU) 2017/1129 as it forms part of United Kingdom domestic law by virtue of the European Union (Withdra wal ) Act 2018 who are (i) persons who have professional experience in matters relating to investments falling within Article 19(5) of the Financial Services and Markets Ac t 2000 (Financial Promotion) Order 2005 (the “Order”), or (ii) high net worth entities and other persons to whom it may lawfully be communicated, falling within Article 49(2)(a) to (d ) o f the Order, or (iii) other persons to whom it may otherwise lawfully be communicated (all such persons in (a) through (b) are collectively referred to as “Relevant Persons”). This prese nta tion must not be acted or relied on by persons who are not Relevant Persons. Any investment or investment activity to which this presentation relates is available only to Relevant Per sons and will be engaged in only with Relevant Persons. • This presentation is an advertisement and not a prospectus and investors should not subscribe for or purchase any securities of TMCC referred to in this presentation or otherwise except on the basis of information in the Euro Medium Term Note Programme base prospectus of Toyota Motor Finance (Netherland s) B.V., Toyota Credit Canada Inc., Toyota Finance Australia Limited and Toyota Motor Credit Corporation dated 17 September 2021 as supplemented from time to time (toge the r, the “Prospectus”) together with the applicable final terms which are or will be, as applicable, available on the website of the London Stock Exchange plc at www.londonstockexchange.com/exchange/news/market - news/marketnewshome.html. Investors should read the Prospectus before making an investment decision in order to fully understand the potential risks an d rewards associated with the decision to invest in any securities of TMCC issued under the Euro Medium Term Note Programme. Approval of the Prospectus b y the Central Bank of Ireland and the Financial Conduct Authority should not be understood as an endorsement of securities issued by TMCC under the Euro Medium Term Note Pro gra mme. • Investors and others should note that we announce material financial information using the investor relations section of our cor porate website ( http://www.toyotafinancial.com ) and SEC filings. We use these channels, press releases, as well as social media to communicate with our investors, customers and the general public about our company, our services and other issues. While not all of the information that we post on social media is of a material nature, some information could b e m aterial. Therefore, we encourage investors, the media, and others interested in our company to review the information we post on the Toyota Motor Credit Corporation Twitter Feed ( http://www.twitter.com/toyotafinancial ). We may update our social media channels from time to time on the investor relations section of our corporate website.

TOYOTA FINANCIAL SERVICES 4 Toyota’s Global Business Markets vehicles in approximately 200 countries and regions 50 overseas manufacturing organizations in 27 countries and regions besides Japan AUTOMOTIVE Design, Manufacturing, Distribution Consumer Financing Dealer Support & Financing Banking Securities Services Ancillary Products & Services OTHER BUSINESSES Housing Marine Telecommunications e - Business Intelligent Transport Services Biotechnology & Afforestation

TOYOTA FINANCIAL SERVICES 5 TMC Financial Highlights ¥ in billions TMC has adopted International Financial Reporting Standards (IFRS) beginning with the first quarter of the fiscal year ended Mar ch 2021 (1) Cash and cash equivalents, time deposits, public and corporate bonds and its investment in monetary trust funds, excluding in ea ch case those relating to financial services (2) Capital Expenditures do not include vehicles in operating lease or right of use assets (3) R&D activity related expenditures incurred during the reporting period Source: TMC Q3 FY2020 Financial Summary; TMC Q3 FY2021 Financial Summary, TMC Q3 FY2022 Financial Summary ¥22,967.2 ¥19,525.2 ¥23,267.0 2019 2020 2021 Sales Revenues Nine Months Ended, Dec 31 ¥2,039.3 ¥1,507.9 ¥2,531.8 2019 2020 2021 Operating Income Nine Months Ended, Dec 31 ¥1,708.8 ¥1,468.0 ¥2,316.2 2019 2020 2021 Net Income Nine Months Ended, Dec 31 ¥9,103.2 ¥10,621.2 ¥10,193.3 2019 2020 2021 Total Liquid Assets (1) As of Dec 31 ¥1,372.3 ¥1,293.2 ¥1,300.0 FY20 FY21 FY22 Est. Capital Expenditures ¥1,110.3 ¥1,090.4 ¥1,180.0 FY20 FY21 FY22 Est. R&D Expenditures

TOYOTA FINANCIAL SERVICES 6 Toyota USA Operations by the Numbers 1. All data as of December 2020, except where noted 2. Toyota vehicles and components assembled using U.S. and globally sourc ed parts 3. Parts, materials and components (CY2020). Goods and Services (CY 2020) 4. As of Dec. 31, 2020 5. Based on Toyota dat a. Includes direct and dealer employees 6. Including our joint venture plant in Alabama. 7. Includes U.S. (not HI) and Puerto Rico 8. Global est ima te based on FY18 projections of Toyota Motor Corporation 9. As of CY 2020 10. 2015 Center for Automotive Research Study. Incl ude s direct, dealer and supplier employees, and jobs created through their spending. Source : Toyota USA website

TOYOTA FINANCIAL SERVICES 7 Toyota Operations Across the US Source : Toyota USA website

TOYOTA FINANCIAL SERVICES 8 Toyota Motor North America, Inc. $33.5B+ Direct investment in the U.S. as of December 30, 2021 30M+ Vehicles assembled in US since 1986 with over 60 years of US presence $5.1B 2021 announced new investments into U.S. manufacturing operations to support electrification efforts. 25% TMNA sales came from alternative power vehicles in CY2021 41%+ Share of the total alternative fuel vehicle market (includes HEVs, BEVs, PHEVs, FCEVs) 70 Electrified models expected globally by 2025 Source : Toyota Motor North America, Inc. Reports

TOYOTA FINANCIAL SERVICES 9 Toyota and Lexus 3 rd Party Accolades Quality, dependability, safety and product appeal remain high as reflected by numerous 3 rd party accolades 2021 Fortune Toyota ranked one of the “World’s Most Admired Companies” and named the No. 1 Motor Vehicle company (7 th year running) 2021 IIHS Top Safety Pick Awards 10 qualifying Toyota models (2 pick+) 6 qualifying Lexus models (2 pick+) 2021 Kelley Blue Book Lowest 5 - Year Cost to Own Brand Toyota and Lexus 2021 J.D. Power and Associates Vehicle Dependability Survey Toyota Motor Corporation received the most segment awards in the survey 2020 Kelley Blue Book Most Awarded Brands No. 1 on Kelley Blue Book’s 10 most Awarded Brands 2021 MY NHTSA 5 - Star Overall Rating 23 Toyota models 13 Lexus models 2021 U.S. News Best Cars for the Money Toyota RAV4 Hybrid, Toyota Corolla Hybrid, Toyota Camry Toyota Avalon 2021 Kelley Blue Book Best Resale Value Brand Toyota/Lexus takes the title with seven category champions. May 2021 IIHS Used Vehicle List Best Choices for Teens 6 Toyota vehicles 1 Lexus vehicle US News: The 15 Cars with the Best Gas Mileage in 2021 7 Toyota models 2 Lexus models 2021 Interbrand Best Global Brands Toyota named world’s most valuable automotive brand 2021 U.S. News Best Cars for Families RAV4, Highlander Hybrid, Avalon and Avalon Hybrid

TOYOTA FINANCIAL SERVICES 10 Toyota and Lexus Vehicle Highlights RAV4 (Hybrid/Prime) Sienna (Hybrid) Tundra Camry (Hybrid/AWD) Sequoia Venza (Hybrid) Lexus RZ (BEV) bZ4x (BEV)

TOYOTA FINANCIAL SERVICES 11 Battery EV Development Global Battery EV vehicles sales by 2030 Total BEVs 3.5 million Includes 1 million Lexus BEVs (Lexus 100% BEVs in N. America, Europe, and China) Toyota’s investment in electrification 1 (R&D and CAPEX) BEVs 4 trillion yen (incl. 2 trillion yen for batteries) HEVs PHEVs FCEVs 4 trillion yen Total 8 trillion yen (1) Investment amount from 2022 to 2030 (9 years) Source : Toyota Global Newsroom website (December 2021)

TOYOTA FINANCIAL SERVICES 12 Toyota CASE Technologies TRI - P4 e - Palette Fuel Cell and Battery Electric Connected Autonomous Shared Electric

TOYOTA FINANCIAL SERVICES 13 Toyota Financial Services

TOYOTA FINANCIAL SERVICES 14 TFS Group Global Presence JAPAN REGION EUROPE/AFRICA REGION CHINA REGION ASIA/PACIFIC REGION AMERICAS OCEANIA REGION Finland Sweden Norway Denmark Vietnam Netherlands Ireland Germany UK France Czech Poland Slovakia Hungary Portugal Spain Italy Kazakhstan China Korea Japa n Taiwan India Thailand Russia Philippines Malaysia Indonesia South Africa Australia New Zealand Argentina Brazil Venezuela Mexico Puerto Rico Canad a U.S.A. Colombia

TOYOTA FINANCIAL SERVICES 15 Toyota Motor Credit Corp (TMCC) Toyota Motor Corporation (TMC) Toyota Financial Services Corporation (TFSC) Toyota Motor Credit Corporation (TMCC) • Over 4.4 million active finance contracts (1) • A+/A1/A+ (2) rated captive finance company by S&P/Moody’s/Fitch • Credit support agreement structure with TFSC/TMC (3) (1) As of December 2021 . Source : Company Reports (2) S&P, Fitch and Moody’s Outlook Stable (3) The Credit Support Agreements do not apply to securitization transactions

TOYOTA FINANCIAL SERVICES 16 90% 2% 8% $9.78B FYTD 2022 Q3 Revenue TMCC Products and Services ▪ Dealer Financing • Wholesale • Real Estate • Working Capital • Revolving Credit Lines ▪ Consumer Financing • Retail • Lease ▪ Voluntary Protection Products • Service Agreements • Prepaid Maintenance • Guaranteed Auto Protection • Excess Wear & Use • Tire & Wheel • Key Replacement Protection • Used Vehicle Limited Warranty Source : TMCC December 31, 2021, 10 - Q. Reflects Operating Lease and Retail Financing revenues; Dealer Financing revenues; and Voluntary protection contract revenues and insurance earned premiums for the nine months ended December 31, 2021

TOYOTA FINANCIAL SERVICES 17 Field Organization Overview TFS HQ Customer Service Center (CSC) Plano, TX Phoenix, AZ Cedar Rapids, IA Baltimore, MD Atlanta, GA Henderson, NV Dealer Service Center (DSC) Toyota Financial Savings Bank Restructuring to better serve customers by relocating and streamlining customer service operations and investing in new technology (1) (1) On March 24, 2021, TMCC announced it will restructure its customer service operations to better serve its customers by re loc ating and streamlining customer service operations and investing in new technology. TMCC is in the process of moving its three regional customer service centers to be co - located with regional dealer service centers in Chandler, AZ (Wes t Region), Plano, TX (Central Region) and Alpharetta, GA (East Region)

TOYOTA FINANCIAL SERVICES 18 TMCC Earning Asset Composition $ in billions TMCC has adopted Accounting Standard Update “ASU” 2016 - 13 effective starting April 1, 2020 Source: TMCC March 31, 2019 10 - K, March 31, 2020 10 - K, March 31, 2021 10 - K, & December 31, 2021 10 - Q 38.7 37.9 36.4 37.1 36.8 52.3 53.0 56.4 65.6 70.7 17.3 17.5 17.6 13.5 10.2 $108.3 $108.4 $110.4 $116.2 $117.7 Mar-18 Mar-19 Mar-20 Mar-21 Dec-21 Total Managed Assets Lease Retail Wholesale 40.4 41.9 44.0 43.9 49.1 11.9 11.1 12.4 21.7 21.6 $52.3 $53.0 $56.4 $65.6 $70.7 0 20 40 60 Mar-18 Mar-19 Mar-20 Mar-21 Dec-21 Retail Assets Unencumbered Sold 69% 31% 33.0 32.6 30.8 30.5 24.4 5.7 5.3 5.6 6.6 12.4 $38.7 $37.9 $36.4 $37.1 $36.8 0 10 20 30 40 50 Mar-18 Mar-19 Mar-20 Mar-21 Dec-21 Lease Assets Unencumbered Sold 66% 34%

TOYOTA FINANCIAL SERVICES 19 TMCC Financial Performance $ in millions TMCC has adopted Accounting Standard Update “ASU” 2016 - 13 effective starting April 1, 2020 (1) 60+ Days Delinquent, Allowance for Credit Losses, and Net Credit Losses : percentage of gross earning assets (2) Allowance for Credit Losses : the quotient of allowance for credit losses divided by the sum of gross finance receivables (finance receivables before all owa nce for credit losses) plus gross investments in operating leases (investments in operating leases before allowance for credi t l osses). Starting April 1, 2020, quotient for credit losses divided by sum of gross finance receivables (finance receivables before allowance for credit losses) (3) Net Credit Losses : results are annualized and for Finance Receivables only Source: TMCC December 31, 2020 10 - Q & December 31, 2021 10 - Q $9,025 $8,821 $9,022 2019 2020 2021 Nine Months Ended, Dec 31 Total Financing Revenues $2,040 $2,803 $3,567 2019 2020 2021 Net Financing Revenues Nine Months Ended, Dec 31 $999 $1,697 $2,291 2019 2020 2021 Net Income Nine Months Ended, Dec 31 0.49% 0.38% 0.51% 0.32% 0.30% 0.28% 2019 2020 2021 60+ Days Delinquent (1) Retail Lease As of Dec 31 0.53% 1.50% 1.44% 2019 2020 2021 As of Dec 31 Allowance for Credit Losses (1)(2) 0.42% 0.32% 0.18% 2019 2020 2021 Net Credit Losses (1)(3) Nine Months Ended, Dec 31

TOYOTA FINANCIAL SERVICES 20 TMCC Funding Programs

TOYOTA FINANCIAL SERVICES 21 TMCC Funding Program Overview Investor Focused Long - Term Perspective Best - in - Class Execution Responsive Flexible Innovative Diversity & Inclusion Green Bonds November 2017 Toyota Motor Credit Corporation €600mn 0.00% Green Notes due 2021 €600mn 0.625% Notes due 2024 Source : TMCC December 31, 2021, 10 - Q and Company Reports (1) As of December 31, 2021 , includes $3.3B of available credit in a revolving asset - backed facility Highly Liquid and Well Diversified P - 1 | A - 1+ | F - 1 . Direct Issue Commercial Paper Program $23B Undrawn Committed Bank Credit Facilities (1) $9.2B Average Liquidity Portfolio Balance for FY22Q3 $73B + Unencumbered Retail Loans and Leases EUR NZD JPY USD GBP AUD Global Issuance Capacity Intercompany Lending Infrastructure

TOYOTA FINANCIAL SERVICES 22 Commercial Paper Highlights P – 1 | A – 1+ | F1 Moody’s S&P Fitch Highest Short - Term Ratings TCCI TFA TMCC TMFNL TCPR Five Distinct Programs $15.0B | $4.6B Syndicated Other Backed by $19.6B of Committed Bank Credit (1) $17.1B Average Outstanding Balance TMCC and TCPR during FY22Q3 700+ Investors State and Local, Corporates, Pension Funds, Asset Managers, Financial Institutions DOCP <GO> Rates Posted Daily on Bloomberg Source : TMCC December 31, 2021, 10 - Q and Company Reports (1) As of December 31, 2021

TOYOTA FINANCIAL SERVICES 23 TMCC FY 2022 Funding Overview As of December 31, 2021 (1) Net of retained (2) Funding from asset - backed loans and ABCP Conduits Figures may not add up to 100% due to rounding ABS , 49% Global , 23% MTN , 16% Other , 9% Uridashi , 3% $29.3B Term Debt Funded FYTD 2022 $15.0B $6.7B $7.6B Unsecured Public and 144A ABS (1) Private ABS (2)

TOYOTA FINANCIAL SERVICES 24 Diversification in Debt Offerings As of December 31, 2021 $ in millions Global MTN , $36,250 EMTN / Eurobonds , $14,076 MTN , $9,137 Other , $4,250 Other Secured - Loan , $5,140 Other Secured - Lease , $6,856 Loan ABS - TAOT , $8,903 Revolving Loan ABS - TALNT , $5,225 Lease ABS - TLOT , $1,990 Public Private ABS, $28,114 TMCC Outstanding Term Debt - $92.1 billion Global MTN EMTN / Eurobonds MTN Other Other Secured - Loan Other Secured - Lease Loan ABS - TAOT Revolving Loan ABS - TALNT Lease ABS - TLOT

TOYOTA FINANCIAL SERVICES 25 Funding Flexibility and Responsiveness (1) Unsecured U.S. MTN issuances, excluding Structured Notes and Retail Demand Notes Percentages may not add to 100% due to rounding Source: Company Reports 37% 49% 73% 45% 45% 51% 38% 20% 45% 43% 12% 13% 8% 10% 12% FY18 FY19 FY20 FY21 FYTD22 Diversification Across the USD Curve (1) <=2yrs 3-5yrs 7-10yrs

TOYOTA FINANCIAL SERVICES 26 Retail Loan and Lease Origination and Portfolio Performance

TOYOTA FINANCIAL SERVICES 27 Credit Decisioning & Collections Disciplined Underwriting Consistent and conservative underwriting standards designed to limit delinquencies and credit losses • Key mission is to support Toyota and Lexus brand and vehicle sales • Continued focus on prime originations • Proprietary credit scores that leverage TMCC’s extensive origination history • Regular statistical validations of predictive power Servicing Optimization Optimization of collections strategy and staff supports loss mitigation while enabling portfolio growth • Emphasis on early intervention • Reinforcement of strong compliance management system • Focus on analytics and technology to prioritize high risk accounts and manage loss severities

TOYOTA FINANCIAL SERVICES 28 Retail Loan: Cumulative Net Losses by Vintage Source : Company Reports as of December 31, 2021 2008 2015 0.0% 0.5% 1.0% 1.5% 2.0% 2.5% 3.0% 1 5 9 13 17 21 25 29 33 37 41 45 49 53 57 61 65 69 73 2008 2009 2010 2011 2012 2013 2014 2015 2016 2017 2018 2019 2020

TOYOTA FINANCIAL SERVICES 29 Retail Loan Managed Portfolio Performance Source: Company Reports as of December 31, 2021 $63 $56 $53 $53 $51 $50 $50 FY21 FY20 FY19 FY18 FY17 FY16 FY15 Receivables Principal Balance ($B) $62 $66 Dec 2020 Dec 2021 3.24 3.14 3.10 3.16 3.18 3.16 3.21 FY21 FY20 FY19 FY18 FY17 FY16 FY15 Contracts Outstanding (#M) 3.22 3.25 Dec 2020 Dec 2021 0.0% 0.5% 1.0% FY21 FY20 FY19 FY18 FY17 FY16 FY15 0.48% 0.29% Dec 2020 Dec 2021 Gross Charge Offs 0.41% 0.20% Dec 2020 Dec 2021 Net Losses Performance by Principal Balance Outstanding 0.0% 0.5% 1.0% 1.5% 2.0% FY21 FY20 FY19 FY18 FY17 FY16 FY15 0.72% 0.74% 0.85% 0.81% Dec 2020 Dec 2021 Dec 2020 Dec 2021% 60+D Past Due % Repossessed Performance by Contracts Outstanding

TOYOTA FINANCIAL SERVICES 30 Retail Loan Origination Characteristics *Percentages may not sum to 100% due to rounding . Source: Company Reports as of December 31, 2021. Includes retail loans for Toyota and Lexus brands only 42% 35% 18% 25% 16% 25% 20% 23% 23% 28% 32% 45% 60% 52% 56% CY17 CY18 CY19 CY20 CY21 APR Distribution* <2.0% 2.0%-3.99% >=4.0% 734 735 740 731 726 CY17 CY18 CY19 CY20 CY21 Weighted Average FICO 69 68 69 70 72 CY17 CY18 CY19 CY20 CY21 Weighted Average Original Term 23% 27% 32% 37% 77% 73% 68% 64% CY18 CY19 CY20 CY21 New vs Used Used New

TOYOTA FINANCIAL SERVICES 31 TAOT ABS Characteristics *Percentages may not sum to 100% due to rounding . Source: Company Reports as of December 31, 2021 760 765 2017-C 2022-A Weighted Average FICO $18,388 $22,772 2017-C 2022-A Average Principal Balance 64 66 14 11 2017-C 2022-A Original Term Remaining Term Seasoning Weighted Avg Orig and Rem Term (months) 52% 32% 48% 68% 2017-C 2022-A Sedans and Vans Trucks and SUVs Receivables by Vehicle Type (%)*

TOYOTA FINANCIAL SERVICES 32 TAOT ABS Cumulative Net Losses Source : Company Reports as of January 15, 2022 payment date 0.0% 0.1% 0.2% 0.3% 0.4% 0.5% 0.6% 1 5 9 13 17 21 25 29 33 37 41 45 49 2010, 2011, 2012 Series TAOT 2010-A TAOT 2010-B TAOT 2010-C TAOT 2011-A TAOT 2011-B TAOT 2012-A TAOT 2012-B 0.0% 0.1% 0.2% 0.3% 0.4% 0.5% 0.6% 1 5 9 13 17 21 25 29 33 37 41 45 49 2013, 2014, 2015 Series TAOT 2013-A TAOT 2013-B TAOT 2014-A TAOT 2014-B TAOT 2014-C TAOT 2015-A TAOT 2015-B TAOT 2015-C 0.0% 0.1% 0.2% 0.3% 0.4% 0.5% 0.6% 0.7% 1 5 9 13 17 21 25 29 33 37 41 45 49 2016, 2017, 2018 Series TAOT 2016-A TAOT 2016-B TAOT 2016-C TAOT 2016-D TAOT 2017-A TAOT 2017-B TAOT 2017-C TAOT 2017-D TAOT 2018-A TAOT 2018-B TAOT 2018-C TAOT 2018-D 0.0% 0.1% 0.2% 0.3% 0.4% 0.5% 0.6% 1 5 9 13 17 21 25 29 33 37 41 45 49 2019, 2020, 2021 Series TAOT 2019-A TAOT 2019-B TAOT 2019-C TAOT 2019-D TAOT 2020-A TAOT 2020-B TAOT 2020-C TAOT 2020-D TAOT 2021-A TAOT 2021-B TAOT 2021-C TAOT 2021-D

TOYOTA FINANCIAL SERVICES 33 TALNT ABS Performance Source : Company Reports as of January 25, 2022 payment date 0.00 0.05 0.10 0.15 0.20 0.25 0.30 1 2 3 4 5 6 7 8 9 10 11 12 13 14 15 16 17 18 19 20 21 22 23 24 25 26 27 28 29 31 30 3mo Average 60+ Days Delinquencies Metric (%) TALNT19-1 TALNT20-1 TALNT21-1 0 0.1 0.2 0.3 0.4 0.5 1 2 3 4 5 6 7 8 9 10 11 12 13 14 15 16 17 18 19 20 21 22 23 24 25 26 27 28 29 31 30 Annualized 3mo Average Net Credit Loss Metric (%) TALNT19-1 TALNT20-1 TALNT21-1

TOYOTA FINANCIAL SERVICES 34 Lease Origination Characteristics *Percentages may not sum to 100% due to rounding . Source: Company Reports as of December 31, 2021. Includes leases for Toyota and Lexus brands only 749 744 747 743 748 CY17 CY18 CY19 CY20 CY21 Weighted Average FICO 37 38 37 37 37 CY17 CY18 CY19 CY20 CY21 Weighted Average Lease Term 52.3% 53.8% 55.1% 53.1% 55.5% 33.3% 30.8% 27.7% 26.0% 25.6% 6.1% 8.1% 9.7% 11.7% 10.9% 8.3% 7.3% 7.5% 9.2% 8.1% CY17 CY18 CY19 CY20 CY21 Vehicle Type * CUVs Passenger Cars Light Duty Trucks SUVs 43% 42% 43% 44% 41% 57% 58% 57% 56% 59% CY17 CY18 CY19 CY20 CY21 Make Lexus Toyota

TOYOTA FINANCIAL SERVICES 35 Lease Managed Portfolio Performance Source: Company Reports as of December 31, 2021 $37 $40 $41 $42 $41 $38 $32 FY21 FY20 FY19 FY18 FY17 FY16 FY15 Lease Portfolio Balance ($B) $37 $34 Dec 2020 Dec 2021 1.25 1.36 1.44 1.48 1.44 1.38 1.16 FY21 FY20 FY19 FY18 FY17 FY16 FY15 Contracts Outstanding (#M) 1.26 1.13 Dec 2020 Dec 2021 0.0% 0.5% 1.0% FY21 FY20 FY19 FY18 FY17 FY16 FY15 0.25% 0.00% Dec 2020 Dec 2021 Gross Charge Offs 0.17% - 0.07% Dec 2020 Dec 2021 Net Losses Performance by Lease Balance Outstanding 0.0% 0.5% 1.0% 1.5% FY21 FY20 FY19 FY18 FY17 FY16 FY15 0.33% 0.31% 0.34% 0.24% Dec 2020 Dec 2021 Dec 2020 Dec 2021% 60+D Past Due % Repossessed Performance by Contracts Outstanding

TOYOTA FINANCIAL SERVICES 36 Lease: Cumulative Net Credit Losses by Vintage Source : Company Reports as of December 31, 2021 2008 2014 2015 0.0% 0.2% 0.4% 0.6% 0.8% 1.0% 1.2% 1 5 9 13 17 21 25 29 33 37 41 45 49 53 57 61 65 69 73 2008 2009 2010 2011 2012 2013 2014 2015 2016 2017 2018 2019 2020

TOYOTA FINANCIAL SERVICES 37 TLOT ABS Characteristics *Percentages may not sum to 100% due to rounding Source: Company Reports as of December 31, 2021 773 772 2021-A 2021-B Weighted Average FICO 67.5% 69.2% 2021-A 2021-B Base Residual as % of Initial Securitization Value 38 38 28 27 10 11 2021-A 2021-B Original Term Remaining Payments Seasoning Weighted Avg Original and Remaining Payments 55.6% 55.0% 31.1% 29.5% 8.5% 9.1% 4.8% 6.3% 2021-A 2021-B CUVs Passenger Cars SUVs Light Duty Trucks Vehicle Type *

TOYOTA FINANCIAL SERVICES 38 TLOT Performance Source: Company Reports as of January 20, 2022 payment date 0.00% 0.05% 0.10% 0.15% 0.20% 0.25% 1 2 3 4 5 6 7 8 9 Cumulative Net Loss TLOT2021-A TLOT2021-B 0.00% 0.40% 0.80% 1.20% 1.60% 1 2 3 4 5 6 7 8 9 Cumulative Residual Gain (Loss) TLOT2021-A TLOT2021-B 0.00% 0.05% 0.10% 0.15% 0.20% 0.25% 1 2 3 4 5 6 7 8 9 60+ Days Delinquencies TLOT2021-A TLOT2021-B

TOYOTA FINANCIAL SERVICES 39 Appendix

TOYOTA FINANCIAL SERVICES 40 TMCC Financial Performance TMCC has adopted Accounting Standard Update “ASU” 2016 - 13 effective starting April 1, 2020 (1) Percentage of gross earning assets (2) The quotient of allowance for credit losses divided by the sum of gross finance receivables (finance receivables before allow anc e for credit losses) plus gross investments in operating leases (investments in operating leases before allowance for credit losses) Source : TMCC March 31, 2021 10 - K & December 31, 2021 10 - Q Consolidated Income Statement Fiscal Year Ended March 31, Nine Months Ended (USD millions) 2020 2021 December 31, 2021 Total Financing Revenues 12,029 11,799 9,022 less: Interest Expense and Depreciation 9,654 8,234 5,455 add: Other Income 1,255 1,366 997 Net Financing Revenues and Other 3,630 4,931 4,564 Net Income 913 2,017 2,291 Credit Performance March 31, As of 2020 2021 December 31, 2021 Over 60 Days Delinquent (1) Retail 0.41% 0.27% 0.51% Lease 0.34% 0.20% 0.28% Allowance for Credit Losses (1) (2) 0.97% 1.47% 1.44% Fiscal Year Ended March 31, Nine Months Ended 2020 2021 December 31, 2021 Net Credit Losses (1) 0.44% 0.29% 0.18%

TOYOTA FINANCIAL SERVICES 41 Credit Support Agreement TFSC Credit Support Agreement Securities (1) issued by TMCC (and various other TFSC subsidiaries) have the benefit of a credit support agreement with TFSC • TFSC will own 100% of TMCC • TFSC will cause TMCC to maintain a tangible net worth of at least $100,000 as long as covered securities are outstanding • If TMCC determines it will be unable to meet its payment obligations on any securities, TFSC will make sufficient funds avail abl e to TMCC to ensure that all such payment obligations are paid as due • Agreement cannot be terminated until (1) repayment of all outstanding securities or (2) each rating agency requested by Toyot a t o provide a rating has confirmed no change in rating of all such securities TMC Credit Support Agreement TFSC in turn has the benefit of a credit support agreement with TMC • Same key features as TFSC/TMCC credit support agreement • TMC will cause TFSC to maintain a tangible net worth of at least JPY10mm as long as covered securities are outstanding TFSC’s and/or TMC's credit support obligations will rank pari passu with all other senior unsecured debt obligations (1) “Securities” defined as outstanding bonds, debentures, notes and other investment securities and commercial paper, but does not include asset - backed securities issued by TMCC’s securitization trusts.

TOYOTA FINANCIAL SERVICES 42 Retail Loan Origination Profile (1) Percentages may not add to 100.0% due to rounding. Source: Company Reports as of December 31, 2021 TMCC Retail Auto Loan Originations Original Summary Characteristics by Vintage Origination Year: 2017 2018 2019 2020 2021 Number of Pool Assets 882,329 847,020 948,970 1,007,542 1,053,629 Original Pool Balance $24,699,290,739 $24,306,812,650 $27,579,012,944 $30,738,117,735 $34,544,936,474 Average Initial Loan Balance $27,993 $28,697 $29,062 $30,508 $32,787 Weighted Average Interest Rate 3.22% 4.09% 5.02% 4.48% 4.91% Weighted Average Original Term 69 Months 68 Months 69 Months 70 Months 72 Months Weighted Average FICO 734 735 740 731 726 Minimum FICO 383 395 382 376 395 Maximum FICO 900 900 900 900 900 Geographic Distribution of Receivables representing the 5 states with the greatest aggregate original principal balance: State 1 CA - 23.3% CA - 23.5% CA - 21.3% CA - 22.0% CA - 23.2% State 2 TX - 14.4% TX - 15.0% TX - 15.2% TX - 15.0% TX - 15.6% State 3 NY - 4.2% IL - 4.0% VA - 4.5% VA - 4.6% NY - 4.2% State 4 PA - 3.8% PA - 3.7% NY - 4.0% NY - 4.1% VA - 4.1% State 5 NJ - 3.7% NY - 3.7% PA - 3.9% PA - 4.0% MD - 3.9% Distribution of Receivables by Contract Rate: (1) Less than 2.0% 42.4% 34.9% 17.6% 24.6% 16.3% 2.0% - 3.99% 25.3% 19.7% 22.6% 23.1% 28.0% 4.0% - 5.99% 17.0% 21.1% 31.1% 27.2% 29.7% 6.0% - 7.99% 6.7% 12.6% 15.3% 12.6% 13.2% 8.0% - 9.99% 3.7% 5.1% 6.0% 5.1% 5.4% 10.0% - 11.99% 2.2% 2.6% 2.8% 2.6% 2.4% 12.0% - 13.99% 1.2% 1.5% 1.8% 1.6% 1.6% 14.0% - 15.99% 0.7% 0.9% 1.0% 1.2% 1.2% 16.0% and greater 0.8% 1.6% 1.8% 2.0% 2.1% Total 100.00% 100.00% 100.00% 100.00% 100.00% Share of Original Assets: Percentage of Non - Toyota/Non - Lexus 3.0% 3.3% 3.6% 5.9% 8.2% Percentage of 75+ Month Term 15.2% 15.4% 23.0% 28.0% 29.1% Percentage of Used Vehicles 23.0% 23.0% 26.9% 31.6% 36.5%

TOYOTA FINANCIAL SERVICES 43 Managed Portfolio Performance – Retail Loan (1) The historical delinquency data reported in this table includes all retail vehicle installment sales contracts purchased by TMCC, excluding those purchased by a subsidiary of TMCC operating in Puerto Rico. Includes contracts that have been sold but are still being serviced by TMCC. (2) Number of contracts outstanding at end of period. (3) The period of delinquency is based on the number of days payments are contractually past due. A payment is deemed to be pas t due if less than 90% of such payment is made. Source: Company Reports TMCC Retail Loan Delinquency Experience (1) At December 31, At March 31, 2021 2020 2021 2020 2019 2018 2017 Outstanding Contracts (2) 3,254,231 3,215,719 3,237,181 3,142,143 3,097,464 3,158,375 3,181,143 Number of Accounts Past Due in the following categories 30 - 59 days 44,567 40,331 27,476 40,205 38,498 37,044 36,396 60 - 89 days 12,602 11,472 7,223 11,604 9,576 9,464 8,018 Over 89 days 11,488 11,705 8,500 12,219 8,240 8,063 7,633 Delinquencies as a Percentage of Contracts Outstanding (3) 30 - 59 days 1.37% 1.25% 0.85% 1.28% 1.24% 1.17% 1.14% 60 - 89 days 0.39% 0.36% 0.22% 0.37% 0.31% 0.30% 0.25% Over 89 days 0.35% 0.36% 0.26% 0.39% 0.27% 0.26% 0.24%

TOYOTA FINANCIAL SERVICES 44 Managed Portfolio Performance – Retail Loan (1) The net loss and repossession data reported in this table includes all retail installments sales contracts purchased by T MCC , excluding those purchased by a subsidiary of TMCC in Puerto Rico. Includes contracts that have been sold but are still bei ng serviced by TMC. (2) Principal Balance Outstanding includes payoff amount for simple interest contracts and net principal balance for actuaria l c ontracts. Actuarial contracts do not comprise any of the Receivables. (3) Average of the principal balance or number of contracts outstanding as of the beginning and end of the indicated periods. (4) Includes bankrupt repossessions but excludes bankruptcies. (5) Amount charged off is the principal balance, including earned but not yet received finance charges, repossession expenses an d unpaid extension fees, less any proceeds from the liquidation of the related vehicle. Also includes dealer reserve charge - offs . (6) Includes all recoveries from post - disposition monies received on previously charged - off contracts including any proceeds fro m the liquidation of the related vehicle after the related charge - off. Also includes recoveries for dealer reserve charge - offs and dealer reserve chargebacks. (7) Annualized Source : Company Reports TMCC Managed Portfolio Net Loss and Repossession Experience (dollars in thousands) (1) For the Nine Months Ended For the Fiscal Years Ended December 31, March 31, 2021 2020 2021 2020 2019 2018 2017 Principal Balance Outstanding (2) $66,032,673 $61,570,923 $62,833,053 $56,265,888 $53,236,380 $52,760,041 $50,759,341 Average Principal Balance Outstanding (3) $64,432,863 $58,918,406 $59,549,471 $54,751,134 $52,998,211 $51,759,691 $50,238,127 Number of Contracts Outstanding 3,254,231 3,215,719 3,237,181 3,142,143 3,097,464 3,158,375 3,181,143 Average Number of Contracts Outstanding (3) 3,245,706 3,178,931 3,189,662 3,119,804 3,127,920 3,169,759 3,172,166 Number of Repossessions (4) 19,736 20,516 28,423 34,899 35,694 38,580 45,883 Number of Repossessions as a Percent of the Number of Contracts Outstanding 0.81% (7) 0.85% (7) 0.88% 1.11% 1.15% 1.22% 1.44% Number of Repossessions as a Percent of the Average Number of Contracts Outstanding 0.81% (7) 0.86% (7) 0.89% 1.12% 1.14% 1.22% 1.45% Gross Charge - Offs (5) $141,909 $223,931 $278,833 $352,213 $323,962 $351,634 $395,109 Recoveries (6) $43,970 $32,370 $47,917 $49,191 $48,871 $49,567 $49,474 Net Losses $97,939 $191,561 $230,916 $303,022 $275,091 $302,067 $345,635 Net Losses as a Percentage of Principal Balance Outstanding 0.20% (7) 0.41% (7) 0.37% 0.54% 0.52% 0.57% 0.68% Net Losses as a Percentage of Average Principal Balance Outstanding 0.20% (7) 0.43% (7) 0.39% 0.55% 0.52% 0.58% 0.69%

TOYOTA FINANCIAL SERVICES 45 Source : Company Reports Retail Loan ABS Comparison Original Summary Characteristics by Prior Securitization: TAOT 2019-C TAOT 2019-D TAOT 2020-A TAOT 2020-B TAOT 2020-C TAOT 2020-D TAOT 2021-A TAOT 2021-B TAOT 2021-C TAOT 2021-D TAOT 2022-A Number of Pool Assets 72,045 99,197 97,464 67,524 86,264 87,460 89,958 78,636 75,689 75,426 77,985 Initial Pool Balance $1,344,769,909.63 $1,872,859,970.50 $1,855,904,868.20 $1,275,392,995.27 $1,659,837,859.33 $1,652,997,849.97 $1,822,777,183.00 $1,666,956,330.00 $1,666,028,014.87 $1,667,553,462.91 $1,775,873,551.06 Average Principal Balance $18,665.69 $18,880.21 $19,041.95 $18,888.00 $19,241.37 $18,900.04 $20,263.00 $21,198.00 $22,011.49 $22,108.47 $22,771.99 Weighted Average Interest Rate 2.74% 2.98% 3.20% 3.26% 3.43% 3.46% 3.06% 3.08% 3.05% 3.15% 3.27% Weighted Average Original Term 66 66 66 66 66 66 65 65 65 66 66 Weighted Average Remaining Term 50 50 50 49 50 50 51 53 53 54 55 Weighted Average FICO 762 766 766 767 769 769 769 767 767 765 765 Minimum FICO 620 620 620 620 620 620 620 620 620 620 620 Maximum FICO 900 900 900 900 900 900 900 900 900 900 900 Geographic Distribution of Receivables representing the 5 states with the greatest aggregate Initial principal balance: State 1 CA – 24.8% CA – 25.0% CA – 24.7% CA – 24.2% CA – 23.8% CA – 23.3% CA – 23.7% CA – 26.0% CA – 26.4% CA – 26.8% CA – 26.9% State 2 TX – 14.8% TX – 14.9% TX – 15.02% TX – 14.8% TX – 14.2% TX – 13.9% TX – 12.5% TX – 13.0% TX – 12.7% TX – 13.3% TX – 13.7% State 3 IL – 4.8% IL – 4.9% IL – 4.8% IL – 4.7% PA – 5.0% IL – 4.5% IL – 4.7% IL – 4.5% PA – 4.3% PA – 4.1% IL – 4.5% State 4 PA – 4.0% PA – 3.9% PA – 4.0% PA – 4.1% IL – 4.7% PA – 4.1% PA – 4.4% PA – 4.4% IL – 4.2% IL – 4.1% PA – 4.4% State 5 VA – 3.6% VA – 3.5% VA – 3.78% NJ – 3.7% VA – 3.8% VA – 3.9% VA – 3.8% VA – 3.6% NJ – 3.7% NJ – 3.7% VA – 3.5% Distribution of Receivables by Contract Rate: (1) Less than 2.0% 50.71% 47.41% 43.69% 42.68% 38.24% 36.96% 45.00% 43.08% 42.69% 40.45% 37.10% 2.0% - 3.99% 24.81% 24.73% 25.54% 25.74% 27.72% 28.73% 24.94% 27.06% 29.02% 30.30% 32.36% 4.0% - 5.99% 15.33% 17.46% 19.11% 20.33% 22.47% 22.83% 19.64% 19.84% 19.23% 19.84% 20.96% 6.0% - 7.99% 5.74% 6.41% 7.05% 6.95% 7.16% 7.14% 6.37% 6.08% 5.56% 5.75% 5.92% 8.0% - 9.99% 1.93% 2.21% 2.50% 2.29% 2.36% 2.33% 2.10% 2.15% 1.91% 2.00% 2.14% 10.0% - 11.99% 0.99% 1.09% 1.27% 1.20% 1.21% 1.16% 1.17% 1.08% 0.93% 0.98% 0.92% 12.0% - 13.99% 0.36% 0.51% 0.57% 0.57% 0.60% 0.61% 0.53% 0.47% 0.45% 0.47% 0.40% 14.0% - 15.99% 0.12% 0.13% 0.21% 0.18% 0.20% 0.18% 0.18% 0.18% 0.17% 0.18% 0.17% 16.0% and greater 0.03% 0.00% 0.07% 0.06% 0.05% 0.06% 0.07% 0.05% 0.04% 0.04% 0.02% Total 100.00% 100.00% 100.00% 100.00% 100.00% 100.00% 100.00% 100.00% 100.00% 100.00% 100.00% Distribution of Receivables by Vehicle Type: (1) Passenger Cars 37.82% 36.27% 34.99% 33.99% 32.60% 31.67% 30.27% 31.22% 30.22% 30.89% 32.03% Minivans 5.31% 5.40% 5.20% 4.83% 4.26% 4.22% 3.04% NA NA NA NA Light Duty Trucks 17.29% 18.05% 18.28% 17.87% 17.63% 17.08% 16.81% 15.87% 15.19% 14.00% 13.77% SUVs 39.58% 40.28% 41.53% 43.31% 45.50% 47.03% 49.87% 6.63% 6.93% 7.08% 7.01% CUVs (2) NA NA NA NA NA NA NA 46.29% 47.66% 48.02% 47.20% Total 100.00% 100.00% 100.00% 100.00% 99.99% 100.00% 100.00% 100.00% 100.00% 100.00% 100.00% Distribution of Receivables by Make: (1) Toyota and Scion 87.87% 86.99% 87.24% 87.18% 87.06% 85.87% 83.91% 83.73% 82.42% 82.40% 82.76% Lexus 12.13% 13.01% 12.76% 12.82% 12.94% 14.13% 16.09% 16.27% 17.58% 17.60% 17.24% Total 100.00% 100.00% 100.00% 100.00% 100.00% 100.00% 100.00% 100.00% 100.00% 100.00% 100.00% Share of Original Assets: Percentage with Original Scheduled Payments > 60 months 55.30% 54.33% 54.29% 54.52% 57.35% 56.23% 49.18% 50.61% 50.46% 52.33% 54.48% Percentage of Used Vehicles 18.97% 20.34% 19.94% 20.86% 21.38% 23.33% 26.33% 25.41% 26.34% 27.45% 27.34% (1) Percentages may not add to 100.00% due to rounding (2) Vehicles categorized in this table as “CUVs” are included in the category of “SUVs” prior to TAOT 2021-B, and vehicles categorized as “Minivans” in each securitization prior to TAOT 2021-B are categorized as “CUVs” in TAOT 2021-B.

TOYOTA FINANCIAL SERVICES 46 Lease Origination Profile (1) Percentages may not add to 100.0% due to rounding. Source: Company Reports as of December 31, 2021 Original Summary Characteristics by Vintage Origination Year: 2017 2018 2019 2020 2021 Number of Pool Assets 516,997 521,421 481,778 385,379 383,011 Original Pool Balance $18,053,120,659 $18,452,065,596 $17,527,285,319 $14,392,981,563 $14,903,774,629 Average Initial Lease Balance $34,919 $35,388 $36,380 $37,348 $38,912 Weighted Average Original Term 37 Months 37 Months 37 Months 37 Months 37 Months Weighted Average FICO 749 744 747 743 748 Minimum FICO 411 378 395 394 369 Maximum FICO 900 900 900 900 900 Geographic Distribution of Receivables representing the 5 states with the greatest aggregate Net Capital Cost: State 1 CA - 22.0% CA - 22.6% CA - 22.6% CA - 21.4% CA - 22.0% State 2 NY - 12.9% NY - 12.7% NY - 11.4% NY - 11.0% NY - 11.5% State 3 NJ - 7.7% NJ - 7.6% NJ - 7.2% NJ - 6.8% NJ - 7.3% State 4 FL - 6.8% FL - 6.7% FL - 7.0% FL - 8.3% FL - 8.6% State 5 TX - 6.6% TX - 6.6% TX - 6.8% TX - 7.6% TX - 6.9% Distribution of Receivables by Vehicle Type: (1) Passenger Cars 33.3% 30.8% 27.7% 26.0% 25.6% Light Duty Trucks 6.1% 8.1% 9.7% 11.7% 10.9% SUVs 8.3% 7.3% 7.5% 9.2% 8.1% CUVs 52.3% 53.8% 55.1% 53.1% 55.5% Total 100.00% 99.99% 100.00% 100.00% 100.00% Distribution of Receivables by Make: (1) Toyota 56.7% 58.5% 57.5% 55.8% 58.8% Lexus 43.3% 41.6% 42.5% 44.2% 41.2% Total 100.00% 100.00% 100.00% 100.00% 100.00% (1) Percentages may not add to 100.00% due to rounding

TOYOTA FINANCIAL SERVICES 47 Managed Portfolio Performance - Lease (1) Data presented in the table is based upon Lease Balance for new and used vehicles. (2) Number of contracts outstanding at end of period. (3) The period of delinquency is based on the number of days payments are contractually past due. A payment is deemed to b e p ast due if less than 90% of such payment is made. Source: Company Reports TMCC Lease Delinquency Experience (1) December 31, At March 31, 2021 2020 2021 2020 2019 2018 2017 Outstanding Contracts (2) 1,125,187 1,263,462 1,248,110 1,362,691 1,441,680 1,482,723 1,443,434 Number of Accounts Past Due in the following categories 30 - 59 days 8,273 9,381 6,356 12,379 10,497 10,768 10,180 60 - 89 days 2,161 2,614 1,615 3,017 2,613 2,724 2,439 Over 89 days 1,275 1,565 1,100 1,724 1,456 1,464 1,462 Delinquencies as a Percentage of Contracts Outstanding (3) 30 - 59 days 0.74% 0.74% 0.51% 0.91% 0.73% 0.73% 0.71% 60 - 89 days 0.19% 0.21% 0.13% 0.22% 0.18% 0.18% 0.17% Over 89 days 0.11% 0.12% 0.09% 0.13% 0.10% 0.10% 0.10%

TOYOTA FINANCIAL SERVICES 48 Managed Portfolio Performance - Lease (1) Includes contracts that have been sold but are still being serviced by TMCC (excluding TCPR). (2) Outstanding balance is equal to the net book value of the related Lease. (3) Averages are computed by taking an average of the month end outstanding amounts for each period presented. (4) Includes bankrupt repossessions but excludes bankruptcies. (5) Amount charged off is the net remaining principal balance, including earned but not yet received finance charges, reposse ssi on expenses and unpaid extension fees, less any proceeds from the liquidation of the related vehicle. Also includes dealer re ser ve charge - offs. (6) Includes all recoveries from post - disposition monies received on previously charged - off contracts including any proceeds fro m the liquidation of the related vehicle after the related charge - off. Also includes recoveries for dealer reserve charge - offs and dealer reserve chargebacks. (7) Annualized Source : Company Reports TMCC Managed Lease Portfolio Net Loss and Repossession Experience (dollars in thousands) (1) For the Nine Months Ended For the Fiscal Years Ended December 31, March 31, 2021 2020 2021 2020 2019 2018 2017 Lease Contracts Outstanding ($) (2) $34,447,220 $37,147,630 $37,225,686 $39,532,930 $41,228,179 $41,890,127 $40,505,379 Average Lease Contracts Outstanding ($) $36,216,892 $37,773,231 $37,593,542 $40,586,875 $41,961,871 $41,431,204 $39,691,052 Number of Lease Contracts Outstanding (Units) 1,125,187 1,263,462 1,248,110 1,362,756 1,441,680 1,482,723 1,443,434 Average Number of Lease Contracts Outstanding (Units) (3) 1,189,587 1,303,925 1,290,643 1,400,448 1,473,405 1,469,445 1,420,514 Number of Repossessions Sold (Units) (4) 2,133 3,324 4,454 8,052 11,474 13,383 13,666 Number of Repossessions Sold as a Percent of the Average Number of Lease Contracts Outstanding (7) 0.24% 0.34% 0.35% 0.57% 0.78% 0.91% 0.96% Charge - Offs ($) (5) ($668.00) $69,167.00 $74,646.00 $100,313.00 $134,435.00 $161,078.00 $174,244.00 Charge - Offs (Units) 11,956 14,828 19,121 21,124 30,396 31,631 30,421 Recoveries ($) (6) $17,482 $19,641 $27,503 $44,452 $46,525 $40,155 $28,576 Net (Gains)/Losses ($) ($18,150.00) $49,526.00 $47,143.00 $55,861.00 $87,910.00 $120,923.00 $145,668.00 Net (Gains)/Losses as a Percentage of Average Dollar Amount of Lease Contracts Outstanding (7) - 0.07% 0.17% 0.13% 0.14% 0.21% 0.29% 0.37%

TOYOTA FINANCIAL SERVICES 49 TMCC Managed Lease Portfolio Residual Loss Experience - Aggregate Portfolio (1)(2) (1) The residual value loss data reported in this table includes all lease contracts purchased by TMCC or the Titling Trust ( Toy ota Lease Trust). The residual value loss data reported in this table also includes lease contracts that have been sold but are still being serviced by TMCC. (2) For purposes of this table, the “ALG Residual” for each leased vehicle is equal to the related residual value estimate pr odu ced by Automotive Lease Guide at the time of origination of the related lease with average condition and standard mileage (15 ,00 0 miles/year) or, if such estimate is unavailable, the related Contract Residual Value. (3) Excludes repossessions, charge - offs, and vehicles in inventory, but includes early terminations (4) Includes all vehicles terminating at scheduled maturity, terminating past scheduled maturity and terminating within 30 da ys prior to scheduled maturity. (5) Residual gain/(loss) is net of remarketing expenses, and excess wear and tear and excess mileage collections. (6) Adjusted MSRP includes value added vehicle adjustments. Source : Company Reports For the Calendar Years Ended December 31, 2021 2020 2019 2018 2017 Total Number of Vehicles Scheduled to Terminate 454,712 479,174 549,909 521,566 417,523 Total ALG Residuals on Vehicles Scheduled to Terminate $8,602,663,675 $8,996,342,832 $10,061,005,205 $9,372,887,926 $7,660,962,912 Number of Vehicles Returned to TMCC (3) 55,268 185,933 290,257 288,208 220,707 Number of Vehicles Going to Full Term (4) 221,591 290,760 326,435 293,215 219,393 Vehicles Returned to TMCC Ratio 12.2% 38.8% 52.8% 55.3% 52.9% Total Gain/(Loss) on ALG Residuals on Vehicles Returned to TMCC (5) $160,325,940 $265,614,400 $403,918,445 $199,052,612 ($63,041,052) Average Gain/(Loss) on ALG Residuals on Vehicles Returned to TMCC (5) $2,901 $1,429 $1,392 $691 ($286) Total ALG Residuals on Vehicles Returned to TMCC $1,156,122,000 $3,677,196,256 $5,384,755,018 $5,238,378,419 $4,101,976,771 Total Gain/(Loss) on ALG Residuals on Vehicles Returned to TMCC as a Percentage of ALG Residuals of Returned Vehicles sold by TMCC 13.9% 7.2% 7.5% 3.8% (1.5%) Total Gain/(Loss) on ALG Residuals on Vehicles Returned to TMCC as a Percentage of ALG Residuals of Vehicles Scheduled to Terminate 1.9% 2.9% 4.0% 2.1% (0.8%) Average Contract Residual Value as a Percentage of Adjusted MSRP (6) 56.2% 58.4% 60.4% 60.2% 59.6% Average ALG Residual as a Percentage of Adjusted MSRP (6) 50.8% 51.3% 51.4% 51.8% 54.2% Percentage Difference 5.4% 7.1% 9.0% 8.4% 5.5%

TOYOTA FINANCIAL SERVICES 50 TMCC Managed Lease Portfolio Residual Loss Experience – By Make (1)(2) (1) The residual value loss data reported in this table includes all lease contracts purchased by TMCC or the Titling Trust ( Toy ota Lease Trust). The residual value loss data reported in this table also includes lease contracts that have been sold but are still being serviced by TMCC. (2) For purposes of this table, the “ALG Residual” for each leased vehicle is equal to the related residual value estimate pr odu ced by Automotive Lease Guide at the time of origination of the related lease with average condition and standard mileage (15 ,00 0 miles/year) or, if such estimate is unavailable, the related Contract Residual Value. (3) Excludes repossessions, charge - offs, and vehicles in inventory, but includes early terminations (4) Includes all vehicles terminating at scheduled maturity, terminating past scheduled maturity and terminating within 30 da ys prior to scheduled maturity. (5) Residual gain/(loss) is net of remarketing expenses, and excess wear and tear and excess mileage collections. (6) Adjusted MSRP includes value added vehicle adjustments. Source : Company Reports 2021 2020 2019 2018 2017 Total Number of Vehicles Scheduled to Terminate 133,767 146,715 169,289 164,221 119,756 Total ALG Residuals on Vehicles Scheduled to Terminate $3,204,001,001 $3,532,278,334 $4,073,356,030 $4,011,495,747 $3,073,552,370 Number of Vehicles Returned to TMCC (3) 25,323 80,641 119,937 119,301 81,250 Number of Vehicles Going to Full Term (4) 60,008 82,958 91,782 88,822 58,253 Vehicles Returned to TMCC Ratio 18.9% 55.0% 70.8% 72.6% 67.8% Total Gain/(Loss) on ALG Residuals on Vehicles Returned to TMCC (5) $115,600,120 $174,082,117 $142,089,558 $43,503,942 $21,759,123 Average Gain/(Loss) on ALG Residuals on Vehicles Returned to TMCC (5) $4,565 $2,159 $1,185 $365 $268 Total ALG Residuals on Vehicles Returned to TMCC $604,503,582 $1,938,756,855 $2,863,223,153 $2,897,080,464 $2,089,409,315 Total Gain/(Loss) on ALG Residuals on Vehicles Returned to TMCC as a Percentage of ALG Residuals of Returned Vehicles sold by TMCC 19.1% 9.0% 5.0% 1.5% 1.0% Total Gain/(Loss) on ALG Residuals on Vehicles Returned to TMCC as a Percentage of ALG Residuals of Vehicles Scheduled to Terminate 3.6% 4.9% 3.5% 1.1% 0.7% Average Contract Residual Value as a Percentage of Adjusted MSRP (6) 52.8% 56.1% 58.2% 59.4% 60.3% Average ALG Residual as a Percentage of Adjusted MSRP (6) 46.8% 47.9% 49.1% 50.1% 52.5% Percentage Difference 6.0% 8.3% 9.2% 9.4% 7.8% Total Number of Vehicles Scheduled to Terminate 320,945 332,459 380,620 357,345 297,767 Total ALG Residuals on Vehicles Scheduled to Terminate $5,398,662,674 $5,464,064,498 $5,987,649,175 $5,361,392,179 $4,587,410,542 Number of Vehicles Returned to TMCC (3) 29,945 105,292 170,320 168,907 139,457 Number of Vehicles Going to Full Term (4) 161,583 207,802 234,653 204,393 161,140 Vehicles Returned to TMCC Ratio 9.3% 31.7% 44.7% 47.3% 46.8% Total Gain/(Loss) on ALG Residuals on Vehicles Returned to TMCC (5) $44,725,819 $91,532,283 $261,828,887 $155,548,670 ($84,800,175) Average Gain/(Loss) on ALG Residuals on Vehicles Returned to TMCC (5) $1,494 $869 $1,537 $921 ($608) Total ALG Residuals on Vehicles Returned to TMCC $551,618,419 $1,738,439,401 $2,521,531,865 $2,341,297,955 $2,012,567,456 Total Gain/(Loss) on ALG Residuals on Vehicles Returned to TMCC as a Percentage of ALG Residuals of Returned Vehicles sold by TMCC 8.1% 5.3% 10.4% 6.6% (4.2%) Total Gain/(Loss) on ALG Residuals on Vehicles Returned to TMCC as a Percentage of ALG Residuals of Vehicles Scheduled to Terminate 0.8% 1.7% 4.4% 2.9% (1.8%) Average Contract Residual Value as a Percentage of Adjusted MSRP (6) 58.5% 60.0% 62.0% 60.8% 59.2% Average ALG Residual as a Percentage of Adjusted MSRP (6) 53.5% 53.7% 53.1% 53.1% 55.4% Percentage Difference 5.0% 6.3% 8.9% 7.7% 3.8% Lexus Toyota For the Calendar Years Ended December 31,

TOYOTA FINANCIAL SERVICES 51 Source : Company Reports Lease ABS Comparison Toyota Lease Owner Trust (TLOT) Original Summary Characteristics by Prior Securitization: TLOT 2021 - A TLOT 2021 - B Number of Specified Leases 51,807 52,975 Aggregate Securitization Value $1,492,537,313.75 $1,552,238,806.88 Total of Base Residual Values $1,006,870,109.91 $1,074,733,012.67 Base Residual as a Percentage of Aggregate Securitization Value 67.5% 69.2% Average Securitization Value $28,809.57 $29,301.35 Average Base Residual Value $19,435.02 $20,287.55 Original Number of Monthly Payments 38 38 Remaining Number of Monthly Payments 28 27 Weighted Average FICO 773 772 Minimum FICO 620 620 Maximum FICO 900 900 Geographic Distribution of Receivables representing the 5 states with the greatest aggregate original principal balance: State 1 CA – 19.3% CA – 19.8% State 2 NY – 11.7% NY – 11.9% State 3 FL – 8.8% FL – 9.1% State 4 NJ – 8.1% NJ – 7.9% State 5 TX – 7.9% TX – 7.4% Distribution of Receivables by Vehicle Type: (1) Passenger Cars 31.1% 29.5% Light Duty Trucks 4.8% 6.3% SUVs 8.5% 9.1% CUVs 55.6% 55.0% Total 100.00% 100.00% Distribution of Receivables by Make: (1) Toyota 49.6% 51.0% Lexus 50.4% 49.0% Total 100.00% 100.00% (1) Percentages may not add to 100.00% due to rounding